SPECTRUM

                 ADVANTUS SPECTRUM FUND, INC.
  SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2001        [ADVANTUS LOGO]
                                                                  ADVANTUS-TM-
                                                                 FAMILY OF FUNDS

          [GRAPHIC]
ASSET
ALLOCATION

ADVANTUS Spectrum Fund
TABLE OF CONTENTS

PERFORMANCE UPDATE                 2


INVESTMENTS IN
SECURITIES                         8


STATEMENT OF ASSETS
AND LIABILITIES                   17


STATEMENT OF
OPERATIONS                        18


STATEMENTS OF CHANGES
IN NET ASSETS                     19


NOTES TO FINANCIAL
STATEMENTS                        20


SHAREHOLDER SERVICES              26

Letter from the President                     [PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholders:

Since our last report six months ago, we have recorded a slowing economy, low inflation, and a continued steep decline in the equity market. Many equity investors are still feeling the pain of the stock market's continuous decline over the past six months. Overall equity portfolio losses of 5 to 25 percent have been relatively common - albeit very painful for investors - over the past few months. Those investors who over-allocated their portfolios with "new economy" stocks suffered even greater losses.

In our shareholder letters over the past several years, we have consistently encouraged investors to stay their course, remain focused on their investment objectives, think long-term, and maintain a well-diversified portfolio. The current stock market has tested the mettle of even the most-seasoned investors. We still contend that a disciplined, methodical approach to investing affords investors like you the best opportunities - regardless of market conditions.

What brought us to the current market condition and what caused the stock market's dramatic downturn?

As economic growth slowed, profit growth for many companies followed suit. Then the stock market began to tumble. When companies' earnings reports fell short of their estimates, shareholders reacted by selling their stake in the disappointing companies. Technology companies - coined new economy companies - were especially hard hit because, for several years, valuations of many Internet and technology-related stocks got ahead of reality. Investors overbought and oversold these stocks, and constantly overlooked the fundamentals. As valuations dropped, more and more investors moved away from market leaders of the past several years, such as growth-oriented stocks, and found other places to invest.

Fixed income investors, on the other hand, experienced a rally in that market. Fixed income securities, unlike equities, thrive in a slowing, low inflation, declining interest-rate environment. The falling stock market, cuts to the closely-watched Federal Funds rate (i.e., the overnight lending rate charged by one Federal Reserve Bank to another), and signs of a global economic slowdown were contributing factors to the rally in the fixed income market.

Looking forward, we believe that the U.S. economy will continue to slow. Over the next three to six months, economic and government leaders must put monetary and fiscal policies to work to stimulate our sagging economy. We anticipate this will come in the form of more rate cuts by the Federal Reserve Board over the next few months and a federal tax reduction plan signed into law by the President in the third quarter. These actions should stimulate both business and consumer spending, which will give our economy a needed boost and aid in the equity market's recovery.

In this report, your portfolio manager will discuss your fund's performance for the six-month period (October 2000 through March 2001). On behalf of the portfolio management teams, shareholder services, and others at Advantus who serve your investment needs, we thank you for investing with Advantus.

Sincerely,


/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS Spectrum Fund

Performance Analysis

Sharply lower capital equipment spending in the technology sector combined with a sluggish economy were the fundamental drivers for the financial markets over the past six months. The technology slowdown drove the stock market sharply lower, while the sluggish economy caused the Federal Reserve to lower interest rates, which sent bonds higher over the past six months. The Advantus Spectrum Fund's performance for the six month period ended March 31, 2001 for each class of shares offered was as follows:

          Class A..................        - 27.78 percent*
          Class B..................        - 28.02 percent*
          Class C..................        - 28.04 percent*

The Fund's benchmarks, the Russell 1000 Growth Index** and the Lehman Brothers Aggregate Bond Index+ returned -37.78 percent and 7.37 percent, respectively, for the same period. The Fund's benchmark Blended Index++ returned -21.74 percent for the same period.

In addition to the general market sell off, performance for the Fund suffered over the past six months for two primary reasons. First, our stock investments were in the worst hit area of the market - large capitalization growth stocks. Second, we had too much invested in growth stocks, averaging 65 percent of the fund over the six months. The extremely difficult market conditions made it very difficult to preserve your capital during this period.

STOCK INVESTMENT ANALYSIS: The Spectrum Fund's long held strategy for maximizing long term capital gains is by utilizing a "growth stock" strategy. We focus on the faster growing companies and seek to have a portfolio of companies with earnings growth 50 percent higher than average. One implication of this strategy is setting our performance benchmark to the Russell 1000 Growth index, instead of the broader S&P 500 index commonly used to measure the stock portion of similar funds. A second implication of this growth bias is putting a higher emphasis on the faster growing technology sector.

Over the past six months, this growth strategy clearly has not worked as the Russell 1000 Growth Index fell 38 percent. The S&P 500 was down 19 percent, while the Russell 1000 Value index fell only 2 percent for this period. Clearly, the driver of performance was determined by the stock strategy - be it growth, value or core. To put things into perspective, one should realize that we have just lived through a record setting period for large capitalization growth stock investing. Until now, the worst six month performance for the Russell 1000 Growth Index since its inception in 1979 was down 21 percent for the six-month period ended March 31, 1988. Being down 38 percent is literally off the charts and without precedent.

The driver of the growth stock sell off was the technology sector. Following several years of very strong growth, technology spending came to a screeching

PERFORMANCE UPDATE

[PHOTOS OF TOM GUNDERSON AND WAYNE SCHMIDT]

TOM GUNDERSON AND
WAYNE SCHMIDT
PORTFOLIO MANAGERS

The Advantus Spectrum Fund is a mutual fund seeking the most favorable total return (from interest, dividends and capital appreciation) consistent with preservation of capital. To achieve this objective, the Fund will vary the composition of its portfolio with prevailing economic conditions. At any given time, the Fund's portfolio may be primarily composed of equity securities (common stock, preferred stock and securities convertible into equity securities), mortgage-related securities, investment grade debt securities, money market securities or any combination of these securities. The investment adviser's positioning of the portfolio is determined by the intermediate term outlook for economic trends and market momentum.

  - Dividends paid quarterly.
  - Capital gains distributions paid annually.

halt with little visibility going forward. Growth went from 30 percent to 50 percent at industry bellwether Cicso Systems in December 2000, to 0 percent in less than three months. The result was a broad 66 percent sell off in technology stocks for the six-month period. Over this time, 27 percent of the Fund on average was invested in broadly defined technology and telecommunications stocks. It goes without saying that this type of market performance clearly was not anticipated. Within technology, our focus has been, and continues to be, on profitable and leading companies that continue to gain market share and will emerge stronger when the cycle turns back.

A general economic slowing affected other areas of the stock market as well, with all but one major sector losing value during the period. Health care stocks were down 27 percent, consumer staples down 12 percent, and financial stocks down 8 percent. Basically, any stocks with high earnings growth expectations and an associated high valuation level experienced a decline during the period.

Looking forward, we believe these are good times to be investing in the best growth companies in the world. We are committed to sticking with our growth strategy that has worked well over the years. These companies have not suddenly lost their touch. Their growth markets have not evaporated into thin air. In hindsight, many of these companies had been priced for perfection, as if growth would never slow down. That was yesterday. Today, many of these companies are priced as if growth will never return. We believe growth will return to these companies.

We are committed to invest in truly great companies with excellent management teams, serving long-term growth markets. The current valuation levels are at the most attractive levels in many years. As such, 70 percent of the Portfolio is currently invested in growth stock companies.

FIXED INCOME ANALYSIS: The fixed income portion of the Fund continues to produce very good results. Excellent performance during the last six-month period resulted from two key decisions made in the fourth quarter of last year. The first decision was to take our corporate exposure from neutral to a maximum long position. We added high quality credits in the fourth quarter at very attractive spreads and that decision paid handsome dividends in the first quarter as their spread to U.S. Treasuries tightened. The other key decision was to maintain our long duration position, but with an emphasis on five-, seven- and ten-year maturity securities. These intermediate maturity bonds outperformed 30-year bonds as short-term and intermediate interest rates fell significantly. This combination along with solid security selection accounts for the excellent six-month performance.

ASSET MIX: Over the past six months, the asset mix has remained relatively constant with growth stocks 65 percent of the Fund, REIT stocks 5 percent, fixed income securities 28 percent, and about 2 percent in cash. In hindsight, our valuation work failed to pick up the "miss valuation" signal within the stock market as growth stocks were over-valued compared to the value segments of the stock market. The "average" valuation level for the market did not apply to the growth stock sector. We have recently implemented new systems to our valuation process that will improve our ability to identify "miss valuations" within the stock market.

In late March, growth stocks fell to truly attractive valuation levels. We took that opportunity to raise the growth stock weight to 70 percent of the Portfolio. The current mix is 75 percent stocks (70 percent growth stocks, 5 percent REIT stocks), 24 percent fixed income securities, and 1 percent cash.

Outlook

We believe the first half of 2001 will continue to be filled with earnings misses, layoffs, and a general turmoil in the business and financial community. It is likely there is at least one more quarter of pain to live through as we see it before we can start seeing the other side of the valley. We are confident that the fundamentals will improve with the stimulating effects of lower interest rates and possible tax cuts. The key going forward, we believe will be for the consumer to continue spending. If the wealth effect stimulates consumers to increase saving, thus cut back on spending, then the economic rebound will be farther into 2002. With the understanding that the stock market will turn upward three to six months before signs appear in the economy, we have chosen to position the Portfolio to benefit from a pick up in the economic fundamentals.

Our work shows stocks to be trading at very attractive valuation levels. As such, we are sticking with our discipline that has worked so well throughout the years. We realize that cheap markets can get cheaper as today's momentum markets create irrational prices on both the up and downside. Our work shows we are near the bottom for stocks, assuming the consumer keeps spending and we avoid a severe and prolonged recession.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with a greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

+The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index and the Lehman Brothers Asset-Backed Securities Index.

++The Blended Index is comprised of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index.

             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS SPECTRUM FUND,
      RUSSELL 1000 GROWTH INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX,
                     BLENDED INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Spectrum Fund compared to the Russell 1000 Growth Index, Lehman Brothers Aggregate Bond Index, a blended index of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index, and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1990 through March 31, 2001. The lines in the Class B and Class C graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Spectrum Fund (August 19, 1994 and March 1, 1995, respectively) through March 31, 2001.

                                    CLASS A

AVERAGE ANNUAL TOTAL RETURN:

One year              -34.08%
Five year               5.01%
Ten year                7.44%

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

                                                    (Thousands)
                                                                  Russell 1000    Lehman Brothers
                      Class A          CPI        Blended Index    Growth Index  Aggregate Bond Index
      3/31/1991       $10,000       $10,000            $10,000       $10,000              $10,000
     10/31/1991       $10,161       $10,170            $12,694       $10,762              $10,858
     10/31/1992       $11,286       $10,496            $14,050       $11,926              $11,927
     10/31/1993       $12,266       $10,778            $15,314       $12,797              $13,343
      9/30/1994       $12,031       $11,104            $15,634       $13,178              $12,863
      9/30/1995       $14,242       $11,348            $19,141       $17,419              $14,672
      9/30/1996       $16,196       $11,689            $21,794       $21,146              $15,391
      9/30/1997       $18,893       $11,948            $26,907       $28,820              $16,886
      9/30/1998       $21,031       $12,119            $30,200       $32,020              $18,830
      9/30/1999       $24,412       $12,437            $36,219       $43,180              $18,760
      9/30/2000       $28,369       $12,859            $42,481       $52,217              $20,091
      3/31/2001       $20,489       $13,059            $33,246       $32,490              $21,572

                                     CLASS B

AVERAGE ANNUAL TOTAL RETURN:

One year                            -34.16%
Five year                             5.29%
Since inception (8/19/94)             7.71%

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

(Thousands)
                                                               Russell 1000    Lehman Brothers
                      Class B         CPI      Blended Index  Growth Index   Aggregate Bond Index
      8/19/1994       $10,000       $10,000       $10,000       $10,000              $10,000
      9/30/1994       $10,003       $10,067       $10,209        $9,863               $9,860
      9/30/1995       $11,316       $10,289       $12,499       $12,836              $11,343
      9/30/1996       $12,953       $10,598       $14,231       $15,250              $11,872
      9/30/1997       $15,184       $10,833       $17,570       $20,504              $13,005
      9/30/1998       $16,913       $10,987       $19,720       $22,952              $14,425
      9/30/1999       $19,524       $11,276       $23,650       $31,303              $14,401
      9/30/2000       $22,712       $11,659       $27,740       $38,631              $14,688
      3/31/2001       $16,348       $11,840       $21,709       $23,097              $15,378

                                     CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                            -30.75%
Five year                             5.44%
Since Inception (3/31/95)             7.56%

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

(Thousands)
                                                               Russell 1000    Lehman Brothers
                       Class C         CPI      Blended Index  Growth Index  Aggregate Bond Index
       3/1/1995       $10,000       $10,000       $10,000       $10,000              $10,000
      9/30/1995       $11,263       $10,146       $12,243       $12,272              $10,818
      9/30/1996       $12,713       $10,450       $13,940       $14,569              $11,323
      9/30/1997       $14,731       $10,682       $17,210       $19,588              $12,404
      9/30/1998       $16,288       $10,834       $19,317       $21,927              $13,757
      9/30/1999       $18,778       $11,119       $23,166       $29,905              $13,708
      9/30/2000       $21,653       $11,497       $27,172       $36,906              $14,667
      3/31/2001       $15,583       $11,675       $21,265       $22,066              $15,699

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                          MARKET     % OF STOCK
COMPANY                                     SHARES         VALUE      PORTFOLIO
-------                                    ------        ------      ----------
Pfizer, Inc...............................   112,725     $ 4,616,089       8.1%
General Electric Company..................    89,156       3,732,070       6.6%
AOL Time Warner, Inc......................    75,900       3,047,385       5.4%
SPDR Trust................................    26,100       3,045,609       5.4%
Texas Instruments, Inc....................    61,200       1,895,976       3.3%
                                                         -----------      ----
                                                         $16,337,129      28.8%
                                                         ===========      ====

BOND PORTFOLIO CHARACTERISTICS--QUALITY BREAKDOWN

                                                                      % OF BOND
RATING                                                                PORTFOLIO
------                                                                ---------
U.S. Treasury........................................................      6.1%
U.S. Government Agencies.............................................     28.3%
AAA rated............................................................     13.7%
AA rated.............................................................     13.1%
A rated..............................................................     21.5%
BBB rated............................................................     17.2%
                                                                         ------
                                                                         100.0%
                                                                         =====

[EDGAR REPRESENTATION OF PRINTED GRAPHIC]

Bonds                                    23.6%
Preferred Stocks                          1.0%
Common Stocks                            74.4%
Cash and Other Assets/Liabilities         1.0%

ADVANTUS Spectrum Fund
Investments in Securities
MARCH 31, 2001
(UNAUDITED)
(Percentages of each investment category relate to total net assets.)

                                               MARKET
SHARES                                        VALUE(a)
------                                       ----------
COMMON STOCK (74.4%)
   BASIC MATERIALS (2.2%)
     Chemicals (2.2%)
    33,100   Pharmacia
              Corporation.............     $  1,667,247
                                           ------------
   CAPITAL GOODS (8.2%)
     Aerospace/Defense (.9%)
    15,600   Allied Signal, Inc.......          636,480
                                           ------------
     Electrical Equipment (6.0%)
    89,156   General Electric
              Company.................        3,732,070
    24,400   Sanmina
              Corporation (b) ........          477,325
    17,600   Solectron
              Corporation (b) ........          334,576
                                           ------------
                                              4,543,971
                                           ------------
     Manufacturing (1.3%)
     1,600   St. Joe Company..........           36,496
    22,484   Tyco International,
              Ltd. (c) ...............          971,983
                                           ------------
                                              1,008,479
                                           ------------
   COMMUNICATION SERVICES (3.8%)
     Cellular (.7%)
    13,300   Western Wireless
              Corporation (b) ........          540,312
                                           ------------
     Telecommunication (2.6%)
     2,900   Alcatel SA ADR (c) ......           83,404
    10,200   Amdocs, Ltd. (b) ........          488,580
    24,900   Qualcomm, Inc. (b) ......        1,409,962
                                           ------------
                                              1,981,946
                                           ------------
     Telephone (.5%)
    49,900   Nextlink
              Communications,
              Inc. (b) ...............          349,300
                                           ------------
   CONSUMER CYCLICAL (8.9%)
     Building Materials (.1%)
       600   Centex Corporation.......           24,990
       977   DR Horton, Inc...........           20,664
     1,100   Standard Pacific
              Corporation.............           23,210
                                           ------------
                                                 68,864
                                           ------------
     Lodging-Hotel (.1%)
     4,000   Extended Stay
              America, Inc. (b)......            60,000
       200   Four Seasons
              Hotel (c) ..............            9,898
                                           ------------
                                                 69,898
                                           ------------
     Retail (6.1%)
    12,700   Bed Bath &
              Beyond, Inc. (b).......           311,944
    16,100   Family Dollar
              Stores..................          413,770
    37,250   Home Depot, Inc..........        1,605,475
    13,800   Kohls
              Corporation (b) ........          851,322
     7,900   RadioShack
              Corporation.............          289,851
     6,400   Redback Networks,
              Inc. (b) ...............           83,712
    13,500   Target Corporation.......          487,080
    12,500   Tiffany & Company........          340,625
     4,000   Wal-Mart Stores,
              Inc.....................          202,000
                                           ------------
                                              4,585,779
                                           ------------
     Service (2.6%)
    12,110   Omnicom Group............        1,003,677
    24,500   TMP Worldwide,
              Inc. (b) ...............          920,281
                                           ------------
                                              1,923,958
                                           ------------
   CONSUMER STAPLES (1.9%)
     Retail (.9%)
     3,482   Safeway, Inc. (b) .......          192,032
    12,700   Walgreen Company.........          518,160
                                           ------------
                                                710,192
                                           ------------

           See accompanying notes to investments in securities.

                                                       ADVANTUS Spectrum Fund
                                        Investments in Securities - continued

                                                 MARKET
SHARES                                          VALUE(a)
------                                        -----------
CONSUMER STAPLES--CONTINUED
     Service (1.0%)
     6,200   Automatic Data
              Processing, Inc.........        $ 337,156
     9,900   Concord EFS, Inc. (b) ...          403,425
                                           ------------
                                                740,581
                                           ------------
   ENERGY (.1%)
     Oil & Gas (.1%)
       875   Veritas DGC, Inc. (b) ...           40,460
                                           ------------
   FINANCIAL (11.1%)
     Consumer Finance (1.8%)
    17,100   Capital One Financial
              Corporation.............          949,050
     7,200   Household
              International, Inc......          426,528
                                           ------------
                                              1,375,578
                                           ------------
     Investment Bankers/Brokers (1.1%)
    13,600   Charles Schwab
              Corporation.............          209,712
       236   Frontline Capital
              Group (b) ..............            2,404
     5,200   Goldman Sachs
              Group, Inc..............          442,520
     3,800   Morgan Stanley Dean
              Witter & Company........          203,300
                                           ------------
                                                857,936
                                           ------------
     Investment Companies (4.1%)
    26,100   SPDR Trust...............        3,045,609
                                           ------------
     Real Estate (.2%)
     2,300   Boardwalk Equities,
              Inc. (c) ...............           15,548
     4,400   Brookfield Properties
              Corporation (c) ........           73,260
     2,700   Catellus Development
              Corporation (b) ........           42,525
                                           ------------
                                                131,333
                                           ------------
     Real Estate Investment Trust (3.9%)
     1,100   Alexandria Real Estate
              Equities................           41,525
     4,700   AMB Property
              Corporation.............          115,620
     2,000   Apartment Investment &
              Management
              Company.................           88,900
     5,600   Archstone
              Communities Trust.......          137,760
     3,000   Arden Realty, Inc........           70,800
     1,700   Avalonbay
              Communities, Inc........           77,877
       800   Bedford Property
              Investors...............           15,008
     2,000   Boston Properties, Inc.             76,900
     3,000   Brandywine Realty
              Trust...................           59,700
     3,100   BRE Properties, Inc......           89,869
     3,700   Cabot Industrial
              Trust...................           71,780
     2,300   CBL & Associates
              Properties, Inc.........           61,180
     2,400   Corporate Office
              Properties Trust........           22,824
     2,100   Cousins Properties,
              Inc.....................           52,521
     4,400   Developers Diversified
              Realty Corporation......           64,680
     8,500   Equity Office Properties
              Trust...................          238,000
     2,000   Equity Residential
              Properties..............          104,060
     1,800   Essex Property Trust,
              Inc.....................           86,490
       800   First Industrial Realty
              Trust...................           25,312
     2,400   General Growth
              Properties, Inc.........           83,880
     1,800   Host Marriott
              Corporation.............           21,024
     5,700   Innkeepers USA
              Trust...................           63,840
       700   Kilroy Realty
              Corporation.............           18,767
     2,100   Kimco Realty
              Corporation.............           90,300
     1,500   Liberty Property
              Trust...................           42,360

           See accompanying notes to investments in securities.

ADVANTUS Spectrum Fund
Investments in Securities - continued

                                                 MARKET
SHARES                                          VALUE(a)
------                                         -----------
FINANCIAL -- CONTINUED
     1,400   Mack-Cali Realty
              Corp....................         $ 37,800
       800   Meristar Hospitality
              Corporation.............           16,000
       900   Mills Corporation........           18,801
     3,400   Mission West
              Properties, Inc.........           43,180
     3,700   P.S. Business Parks,
              Inc.....................          100,455
     3,800   Pan Pacific Retail
              Properties, Inc.........           84,170
       400   Post Properties, Inc.....           14,000
     2,800   Prentiss Properties
              Trust...................           69,020
     7,900   Prologis Trust...........          158,632
     2,600   Reckson Associates
              Realty Corporation......           57,980
       883   Reckson Associates
              Realty Corporation
              Class B.................           20,795
     2,800   Security Capital
              Industrial Trust (b) ...           58,100
     3,400   Simon Property
              Group, Inc..............           87,040
     1,800   SL Green Realty
              Corporation.............           49,410
     2,200   Starwood Hotels &
              Resorts Worldwide,
              Inc.....................           74,822
     2,400   Summit Properties,
              Inc.....................           58,800
     4,000   Trizechhahn
              Corporation (c) ........           60,200
     2,600   Vornado Realty Trust.....           93,158
                                           ------------
                                              2,923,340
                                           ------------
   HEALTH CARE (14.0%)
     Biotechnology (2.5%)
    16,100   Amgen, Inc. (b) .........          969,019
     6,500   Genzyme Surgical
              Products (b) ...........          587,145
     5,900   Idec Pharmaceuticals
              Corporation (b) ........          236,000
     2,200   Protein Design
              Labs, Inc. (b) .........           97,900
                                           ------------
                                              1,890,064
                                           ------------
     Drugs (10.5%)
    13,200   American Home
              Products
              Corporation.............          775,500
     9,100   Cardinal Health, Inc.....          880,425
    15,200   Eli Lilly & Company......        1,165,232
     5,800   Merck & Company,
              Inc.....................          440,220
   112,725   Pfizer, Inc..............        4,616,089
                                           ------------
                                              7,877,466
                                           ------------
     Health Care-Diversified (.2%)
     1,600   Johnson &
              Johnson.................          139,952
                                           ------------
     Medical Products/Supplies (.8%)
    13,100   Medtronic, Inc...........          599,194
                                           ------------
   TECHNOLOGY (22.4%)
     Communications Equipment (1.1%)
    10,700   Brocade
              Communication
              Systems, Inc. (b) ......          223,523
    36,800   McLeodUSA, Inc. (b) .....          318,550
    13,300   Nokia Oyj (c) ...........          319,200
                                           ------------
                                                861,273
                                           ------------
     Computer Hardware (2.7%)
    27,500   Dell Computer
              Corporation (b) ........          706,406
     3,000   International
              Business Machines
              Corporation.............          288,540
    18,300   Palm, Inc. (b) ..........          153,834
    56,000   Sun Microsystems,
              Inc. (b) ...............          860,720
                                           ------------
                                              2,009,500
                                           ------------

            See accompanying notes to investments in securities.

                                                  ADVANTUS Spectrum Fund
                                   Investments in Securities - continued

                                                MARKET
SHARES                                         VALUE(a)
------                                        ----------
TECHNOLOGY -- CONTINUED
     Computer Networking (1.3%)
    36,200   Cisco Systems,
              Inc. (b) ...............        $ 572,412
    35,800   Exodus
              Communications (b)......          384,850
       600   Juniper Networks,
              Inc. (b) ...............           22,776
                                           ------------
                                                980,038
                                           ------------
     Computer Peripherals (1.5%)
    35,000   EMC Corporation (b) .....        1,029,000
     7,900   Network Appliance,
              Inc. (b) ...............          132,819
                                           ------------
                                              1,161,819
                                           ------------
     Computer Services & Software (7.0%)
    75,900   AOL Time Warner,
              Inc.....................        3,047,385
     4,500   BEA Systems, Inc. (b) ...          132,187
    11,000   Comverse
              Technology, Inc. (b) ...          647,790
    63,000   Flextronics
              International, Ltd. (b).          945,000
     5,600   I2 Technologies,
              Inc. (b) ...............           81,550
     4,167   McData Corporation.......           78,652
    24,100   Oracle Systems (b) ......          361,018
                                           ------------
                                              5,293,582
                                           ------------
     Data Processing (.7%)
     4,700   Electronic Data
              Systems
              Corporation.............          262,542
     7,300   Verisign, Inc. (b) ......          258,694
                                           ------------
                                                521,236
                                           ------------
     Electrical Instruments (1.0%)
    10,000   Applied Biosystems
              Group-Applera
              Corporation.............          277,500
    24,600   JDS Uniphase
              Corporation (b) ........          453,563
                                           ------------
                                                731,063
                                           ------------
     Semiconductor Equipment (.3%)
    10,000   Lam Research
              Corporation (b) ........          237,500
                                           ------------
     Semiconductors (6.8%)
    27,200   Analog Devices,
              Inc. (b) ...............          985,728
     3,600   Applied Micro Circuits
              Corporation (b) ........           59,400
    53,000   Intel Corporation........        1,394,563
    10,200   Microchip
              Technology, Inc. (b) ...          258,188
     9,100   RF Micro Devices,
              Inc. (b) ...............          106,356
    61,200   Texas Instruments,
              Inc.....................        1,895,976
     7,800   Vitesse
              Semiconductor
              Corporation (b) ........          185,738
     7,600   Xilinx, Inc. (b) ........          266,950
                                           ------------
                                              5,152,899
                                           ------------
   UTILITIES (1.8%)
     Electric Companies (1.5%)
    22,500   AES Corporation (b) .....        1,124,100
                                           ------------
     Power Products-Industrial (.3%)
     4,000   Calpine
              Corporation (b) ........          220,280
                                           ------------
Total common stock
 (cost: $60,665,960)..................       56,001,229
                                           ------------
PREFERRED STOCK (1.0%)
   FINANCIAL (1.0%)
     Finance-Diversified (.4%)
     5,000   Nationwide Health
              Property,
              Inc. - 7.68%............          323,594
                                           ------------
     Real Estate Investment Trust (.6%)
     9,000   Duke Realty
              Investments,
              Inc. - 7.99%............          403,594
                                           ------------
Total preferred stock
 (cost: $943,675).....................          727,188
                                           ------------

           See accompanying notes to investments in securities.

ADVANTUS Spectrum Fund
Investments in Securities - continued

                                                                                                           MARKET
PRINCIPAL                                                                                                 VALUE(a)
---------                                                                                                 --------
LONG-TERM DEBT SECURITIES (23.6%)
   GOVERNMENT OBLIGATIONS (9.0%)

      U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (8.8%)
      Federal Home Loan Mortgage Corporation (FHLMC) (.7%)
     $494,762   .........................................................        7.000%  03/15/10       $   43,540
                                                                                                        ----------
      Federal National Mortgage Association (FNMA) (5.2%)
      310,815   .........................................................        6.000%  04/01/14          315,234
       50,138   .........................................................        6.000%  01/01/29           52,210
      266,374   .........................................................        6.000%  02/01/29          263,387
      201,297   .........................................................        6.230%  01/01/08          203,112
      498,439   .........................................................        6.250%  02/01/11          506,999
      487,979   .........................................................        6.500%  08/15/04          523,198
      449,897   .........................................................        6.500%  10/01/28          444,006
      268,706   .........................................................        6.500%  02/01/29          266,184
      287,974   .........................................................        7.000%  01/01/31          288,909
      252,536   .........................................................        7.000%  03/01/31          253,209
      254,852   .........................................................        7.250%  01/15/10          275,856
      510,380   .........................................................        7.500%  08/01/30          511,317
                                                                                                        ----------
                                                                                                         3,903,621
                                                                                                        ----------
     Government National Mortgage Association (GNMA) (1.5%)
        2,153   .........................................................        6.500%  04/15/29            2,241
      469,324   .........................................................        7.000%  07/15/28          465,570
      339,610   .........................................................        7.375%  11/15/11          363,795
       94,164   .........................................................        7.500%  10/15/28           93,503
      205,121   .........................................................        7.500%  01/15/31          205,095
                                                                                                        ----------
                                                                                                         1,130,204
                                                                                                        ----------
     U.S. Treasury (1.4%)
       95,958   Bond ....................................................        5.250%  02/15/29           94,846
      905,688   Bond ....................................................        6.000%  02/15/26          996,072
                                                                                                        ----------
                                                                                                         1,090,918
                                                                                                        ----------
      STATE AND LOCAL GOVERNMENT OBLIGATIONS (.2%)
      149,915   Wyoming Community Development Authority .................        6.850%  06/01/10          155,204
                                                                                                        ----------
               Total government obligations (cost: $6,596,083)...................................        6,823,487
                                                                                                        ----------
CORPORATE OBLIGATIONS (14.6%)
   BASIC MATERIALS (.5%)

     Construction (.5%)
      349,876   Vulcan Materials, Inc. ..................................        6.400%  02/01/06          353,110
                                                                                                        ----------
   CAPITAL GOODS (.3%)
     Aerospace/Defense (.3%)

      249,755   United Technologies Corporation .........................        6.625%  11/15/04          259,580
                                                                                                        ----------

              See accompanying notes to investments in securities.

                                                          ADVANTUS Spectrum Fund
                                           Investments in Securities - continued

                                                                                                           MARKET
PRINCIPAL                                                                                                 VALUE(a)
---------                                                                                                 --------
COMMUNICATION SERVICES (.7%)
     Telecommunication (.5%)
     $372,506   Sprint Corporation ......................................        7.625%  01/30/11       $  379,483
                                                                                                        ----------
     Telephone (.2%)
      149,870   AT&T Corporation - Liberty Media Corporation

                144A Issue (f) ..........................................        8.750%  03/01/31          151,067
                                                                                                        ----------
   ENERGY (.5%)
     Oil (.5%)
      325,134   BP Amoco PLC ............................................        5.900%  04/15/09          350,125
                                                                                                        ----------
   FINANCIAL (11.2%)
     Asset Backed (2.0%)

      247,150   Fortress CBO Investments I, Ltd. 144A Issue (d) .........        7.850%  07/25/38          251,922
      601,888   Prudential Home Mortgage Security Company ...............        6.500%  10/25/23          606,073
      245,708   Prudential Home Mortgage Security Company
                144A Issue (f) ..........................................        6.798%  04/28/24          252,467
      375,632   Residential Funding Mortgage Secuities ..................        7.000%  10/25/23          396,950
                                                                                                        ----------
                                                                                                         1,507,412
                                                                                                        ----------
     Auto Finance (1.0%)
      490,482   Ford Motor Credit Corporation ...........................        7.500%  03/15/05          523,129
      248,980   General Motors Acceptance Corporation ...................        6.750%  01/15/06          254,927
                                                                                                        ----------
                                                                                                           778,056
                                                                                                        ----------
     Banks (.8%)
      700,247   St. George Bank 144A Issue (c) ..........................        8.485%  12/29/49          617,275
                                                                                                        ----------
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (4.4%)
       85,726   Banco Hipotecario Nacional 144A Issue (c) ...............        7.916%  07/25/09           90,140
      376,202   Banco Hipotecario Nacional 144A Issue (c) ...............        8.000%  03/31/11          389,105
      453,976   Bear Stearns & Company, Inc. ............................        8.000%  11/25/29          456,462
      355,583   Nomura Asset Securites Corporation ......................        6.893%  04/13/36          369,783
      530,771   Paine Webber Mortgage Acceptance Corporation ............        7.000%  10/25/23          551,891
      498,187   Park Avenue Finance Corporation 144A Issue (f) ..........        7.680%  05/12/07          530,985
      887,115   Rosewood Care Centers Capital Funding ...................        7.250%  11/01/13          925,322
                                                                                                        ----------
                                                                                                         3,313,688
                                                                                                        ----------
     Commercial Finance (.3%)
      249,232   Heller Financial, Inc. ..................................        6.375%  03/15/06          252,376
                                                                                                        ----------
     Commercial Mortgage-Backed Securities (.5%)
           --   Asset Securitization Corporation (e) ....................        8.147%  08/13/29          360,427
                                                                                                        ----------
     Insurance (.4%)
      270,909   AXA (c) .................................................        8.600%  12/15/30          269,459
                                                                                                        ----------

              See accompanying notes to investments in securities.

ADVANTUS Spectrum Fund
Investments in Securities - continued

                                                                                                           MARKET
PRINCIPAL                                                                                                 VALUE(a)
---------                                                                                                 --------
Investment Bankers/Brokers (.4%)
     $260,358   Morgan Stanley Dean Witter & Company ....................       8.000%   06/15/10      $   276,144
     Mortgage Revenue Bonds (.7%)
      488,237   Chase Mortgage Finance Corporation
                144A Issue (f) ..........................................       6.631%   03/28/25          531,232
     Real Estate Investment Trust (.7%)
      495,640   Security Capital Industrial Trust .......................       7.500%   02/15/14          500,381
   UTILITIES (1.4%)
     Electric Companies (.4%)

      265,670   Hydro-Quebec (c) ........................................       8.000%   02/01/13          287,084
     Natural Gas (.5%)
      149,590   El Paso Energy Corporation ..............................       6.950%   12/15/07          153,394
      255,537   Enron Corporation .......................................       6.725%   11/17/08          249,940
                                                                                                       -----------
                                                                                                           403,334
                                                                                                       -----------
     Power Products-Industrial (.5%)
      349,015   Xcel Energy, Inc. .......................................       7.000%   12/01/10          357,279
                                                                                                       -----------
               Total corporate obligations (cost: $10,647,235)...................................       10,947,512
                                                                                                       -----------
               Total long-term debt securities (cost: $17,243,318)...............................      $17,770,999
                                                                                                       ===========

SHARES
------

SHORT-TERM SECURITIES (.7%)

      550,001  Provident Institutional Fund-TempFund
                 Portfolio, current rate 5.300%..................................................          550,001
        7,960  Wells Fargo & Company, current rate 5.450%........................................            7,960
                                                                                                       -----------
               Total short-term securities (cost: $557,961)......................................          557,961
                                                                                                       -----------
               Total investments in securities (cost: $79,410,914)(g)............................      $75,057,377
                                                                                                       ===========

Notes to Investments in Securities

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 5.9% of net assets in foreign securities as of March 31, 2001.
(d) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 2001, which includes acquisition date and cost, is as follows:

                                                                                        ACQUISITION
    SECURITY:                                                                               DATE          COST
    ---------                                                                           -----------       ----
    Fortress CBO Investments I, Ltd. 144A Issue......................................     01/20/01      $  247,109
    St George Bank 144A Issue........................................................     06/12/97         700,000
    Banco Hipotecario Nacional 144A Issue............................................     04/01/99          83,036
    Banco Hipotecario Nacional 144A Issue............................................     03/07/00         372,545
                                                                                                        ----------
                                                                                                        $1,402,690
                                                                                                        ==========

              See accompanying notes to investments in securities.

                                                          ADVANTUS Spectrum Fund
                                           Investments in Securities - continued

(e) Interest-only security that entitles the holders to receive only interes on the underlying motgages. The principle amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principle payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon current cost basis and estimated timing and amount of future cash flows.

(f) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.

(g) At March 31, 2001 the cost of securities for federal income tax purposes was $83,201,475. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation ........................      $  7,482,141
     Gross unrealized depreciation ........................       (15,626,239)
                                                                 ------------
     Net unrealized depreciation ..........................      $ (8,144,098)
                                                                 ============

              See accompanying notes to investments in securities.

                (This page has been left blank intentionally.)

                                                          ADVANTUS Spectrum Fund
                                             Statement of Assets and Liabilities
                                                                  MARCH 31, 2001
                                                                     (UNAUDITED)

                                     ASSETS
Investments in securities, at market value - see accompanying schedule
 for detailed listing (identified cost: $79,410,914)..............................................      $75,057,377
Receivable for Fund shares sold...................................................................            6,731
Receivable for investment securities sold.........................................................        1,049,647
Accrued interest receivable.......................................................................          165,533
Dividends receivable..............................................................................           43,703
Other receivable..................................................................................           20,151
                                                                                                         ----------
     Total assets.................................................................................       76,343,142
                                                                                                         ----------
                                   LIABILITIES

Payable for investment securities purchased.......................................................          897,261
Payable for Fund shares redeemed..................................................................           52,719
Payable to Adviser................................................................................           91,109
                                                                                                        -----------
     Total liabilities............................................................................        1,041,089
                                                                                                        -----------
Net assets applicable to outstanding capital stock................................................      $75,302,053
                                                                                                        ===========
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value.................................................................      $    61,418
   Additional paid-in capital.....................................................................       84,376,149
   Undistributed (distributions in excess of) net investment income...............................          (38,689)
   Accumulated net realized losses from investments ..............................................       (4,743,288)
   Unrealized depreciation on investments.........................................................       (4,353,537)
                                                                                                        -----------
     Total - representing net assets applicable to outstanding capital stock......................      $75,302,053
                                                                                                        ===========
Net assets applicable to outstanding Class A shares...............................................      $53,382,051
                                                                                                        ===========
Net assets applicable to outstanding Class B shares...............................................      $18,116,647
                                                                                                        ===========
Net assets applicable to outstanding Class C shares...............................................      $ 3,803,355
                                                                                                        ===========
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 4,344,921.........................................................      $     12.29
                                                                                                        ===========
   Class B - Shares outstanding 1,483,248.........................................................      $     12.21
                                                                                                        ===========
   Class C - Shares outstanding 313,672...........................................................      $     12.13
                                                                                                        ===========

                See accompanying notes to financial statements.

ADVANTUS Spectrum Fund
Statement of Operations
PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001
(UNAUDITED)

Investment income:
   Interest........................................................................................     $   988,061
   Dividends.......................................................................................         318,734
                                                                                                        -----------
       Total investment income.....................................................................       1,306,795
                                                                                                        -----------
Expenses (note 4):
   Investment advisory fee.........................................................................         237,907
   Rule 12b-1 - Class A............................................................................          83,784
   Rule 12b-1 - Class B............................................................................         115,285
   Rule 12b-1 - Class C............................................................................          25,395
   Administrative services fee.....................................................................          37,200
   Transfer agent fees.............................................................................         156,510
   Custodian fees..................................................................................          14,063
   Auditing and accounting services................................................................          23,666
   Legal fees......................................................................................           3,682
   Directors' fees.................................................................................           1,301
   Registration fees...............................................................................          22,334
   Printing and shareholder reports................................................................          26,369
   Insurance.......................................................................................           1,499
   Other...........................................................................................           6,539
                                                                                                        -----------
       Total expenses..............................................................................         755,534
                                                                                                        -----------
   Less fees and expenses waived or absorbed by Adviser:
     Other waived fees.............................................................................        (117,220)
                                                                                                        -----------
       Total net expenses..........................................................................         638,314
                                                                                                        -----------
       Investment income - net.....................................................................         668,481
                                                                                                        -----------
   Net realized losses on investments (note 3).....................................................      (2,957,583)
   Net change in unrealized appreciation or depreciation on investments............................     (27,838,029)
                                                                                                        -----------
       Net losses on investments...................................................................     (30,795,612)
                                                                                                        -----------
Net decrease in net assets resulting from operations...............................................    $(30,127,131)
                                                                                                        ===========

                    See accompanying notes to financial statements.

                                                          ADVANTUS SPECTRUM FUND
                                              Statement of Changes in Net Assets
PERIOD FROM OCTOBER 1, 2000 TO MARCH 31, 2001 AND YEAR ENDED SEPTEMBER 30, 2000
                                                                     (UNAUDITED)

                                                                                          2001             2000
                                                                                      -----------      ------------
Operations:
   Investment income - net.....................................................       $   668,481      $  1,519,169
   Net realized gain (loss) on investments.....................................        (2,957,583)       12,131,756
   Net change in unrealized appreciation or depreciation
     on investments............................................................       (27,838,029)        2,589,973
                                                                                      -----------      ------------
       Increase (decrease) in net assets resulting from operations.............       (30,127,131)       16,240,898
                                                                                      -----------      ------------
Distributions to shareholders from:
   Investment income - net:
     Class A...................................................................          (642,995)       (1,196,773)
     Class B...................................................................          (117,014)         (226,554)
     Class C...................................................................           (26,991)          (50,673)
   Net realized gains on investments:
     Class A...................................................................        (8,664,445)       (2,859,954)
     Class B...................................................................        (2,995,355)         (947,791)
     Class C...................................................................          (676,021)         (221,013)
                                                                                      -----------      ------------
       Total distributions.....................................................       (13,122,821)       (5,502,758)
                                                                                      -----------      ------------
Capital share transactions (notes 4 and 6):
   Proceeds from sales:
     Class A...................................................................         3,661,043         6,606,454
     Class B...................................................................         1,468,395         4,572,057
     Class C...................................................................           357,654         1,461,717
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A...................................................................         8,973,592         3,936,115
     Class B...................................................................         3,036,566         1,135,909
     Class C...................................................................           676,968           263,983
   Payments for redemption of shares:
     Class A...................................................................        (6,727,766)      (13,875,941)
     Class B...................................................................        (2,777,843)       (5,777,194)
     Class C...................................................................          (846,815)       (2,023,648)
                                                                                      -----------      ------------
       Increase (decrease) in net assets from capital share
         transactions..........................................................         7,821,794        (3,700,548)
                                                                                      -----------      ------------
       Total increase (decrease) in net assets.................................       (35,428,158)        7,037,592
Net assets at beginning of period..............................................       110,730,211       103,692,619
                                                                                      -----------      ------------
Net assets at end of period (includes undistributed net investment
   income (loss) of ($38,689) and $79,830, respectively).......................       $75,302,053      $110,730,211
                                                                                      ===========      ============

                 See accompanying notes to financial statements.

ADVANTUS Spectrum Fund
Notes to Financial Statements
MARCH 31, 2001
(UNAUDITED)

(1)  ORGANIZATION

     The Advantus Spectrum Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Funds investment objective is to seek the most favorable total return (from interest, dividends and capital appreciation) consistent with the preservation of capital.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

     INVESTMENTS IN SECURITIES

     The Funds net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

                                                          ADVANTUS Spectrum Fund
                                       Notes to Financial Statements - continued

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

     FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

     DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the period ended March 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $81,534,283 and $85,169,738, respectively.

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent on the first $1 billion in net assets, .48 percent on the next $1 billion and .46 on net assets in excess of $2 billion. Prior to May 1, 2000 the fee was charged at an annual rate of .60 percent.

ADVANTUS Spectrum Fund
Notes to Financial Statements - continued

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

     The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed 1.12% of Class A average daily net assets, 1.87% of Class B average daily net assets and 1.87% of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. During the period ended March 31, 2001, Advantus Capital contractually agreed to absorb $117,220 in expenses which were otherwise payable by the Fund.

     Sales charges received by Securian for distributing the Fund's three classes of shares amounted to $66,061.

     As of March 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 1,516 shares or .03 percent of the Funds Class A shares.

     Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,912.

                                                          ADVANTUS Spectrum Fund
                                       Notes to Financial Statements - continued

(5)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the period ended March 31, 2001, and the year ended September 30, 2000 were as follows:

                                                   CLASS A                   CLASS B                CLASS C
                                             ---------------------     -------------------      ------------------
                                              2001          2000         2001        2000       2001        2000
                                             -------      --------     -------     -------     ------      -------
Sold.....................................    228,632       339,039      92,876     235,094     22,817       75,338
Issued for reinvested
 distributions...........................    601,925       205,877     204,666      60,180     45,903       14,082
Redeemed.................................   (436,495)     (710,174)   (183,016)   (298,913)   (59,283)    (105,145)
                                             -------      --------     -------     -------     ------      -------
                                             394,062      (165,258)    114,526      (3,639)     9,437      (15,725)
                                             =======      ========     =======      ======      =====      =======

(6)  RESTRICTED SECURITIES

     At March 31, 2001, investments in illiquid securities are limited to 15% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at March 31, 2001 was $1,348,442 which represents 1.8% of net assets. Pursuant to guidelines adopted by the Funds Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

ADVANTUS Spectrum Fund
Notes to Financial Statements -- continued

(7) FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                  CLASS A
                                                   -----------------------------------------------------------------------------
                                                   PERIOD FROM
                                                    OCTOBER 1,
                                                     2000 TO
                                                    MARCH 31,                    YEAR ENDED SEPTEMBER 30,
                                                      2001          ------------------------------------------------------------
                                                   (UNAUDITED)        2000         1999         1998         1997         1996
                                                    ---------       --------     --------     --------     --------     --------
Net asset value, beginning of period.............   $   19.73       $  17.88     $  16.50     $  16.40     $  15.53     $  14.79
                                                    ---------       --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income..........................         .12            .31          .31          .33          .39          .34
  Net gains (losses) on securities
   (both realized and unrealized)................       (5.19)          2.55         2.30         1.40         2.02         1.59
                                                    ---------       --------     --------     --------     --------     --------
   Total from investment operations..............       (5.07)          2.86         2.61         1.73         2.41         1.93
Less distributions:                                 ---------       --------     --------     --------     --------     --------
  Dividends from net investment income...........        (.15)          (.30)        (.31)        (.33)        (.39)        (.34)
  Distributions from capital gains...............       (2.22)          (.71)        (.92)       (1.30)       (1.15)        (.85)
                                                    ---------       --------     --------     --------     --------     --------
   Total distributions...........................       (2.37)         (1.01)       (1.23)       (1.63)       (1.54)       (1.19)
                                                    ---------       --------     --------     --------     --------     --------
Net asset value, end of period...................   $   12.29       $  19.73     $  17.88     $  16.50     $  16.40     $  15.53
                                                    =========       ========     ========     ========     ========     ========
Total return (a).................................      (27.78)%        16.22%       16.08%       11.31%       16.66%       13.72%
Net assets, end of period (in thousands).........   $  53,382       $ 77,964     $ 73,613    $  68,157     $ 62,914     $ 54,848
Ratio of expenses to average
  daily net assets (b)...........................        1.12%(c)       1.11%        1.10%        1.19%        1.25%        1.26%
Ratio of net investment income (loss) to
  average daily net assets (b)...................        1.62%(c)       1.58%        1.77%        1.98%        2.53%        2.28%
Portfolio turnover rate
  (excluding short-term securities)..............        85.1%         132.0%       100.8%       139.8%       141.4%       140.5%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser voluntarily waived and absorbed $117,220, and $95,590 in expenses for the period ended March 31, 2001 and the year ended September 30, 2000, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.36%, and1.20%, and the ratio of net investment income to average daily net assets would have been 1.38%, and 1.49%, respectively. If Class B and C shares would have been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.11%, and 1.95%, and the ratio of net investment income to average daily net assets would have been .63%, and .72%, respectively.
(c) Adjusted to an annual basis.

                                                          ADVANTUS Spectrum Fund
                                      Notes to Financial Statements -- continued

                                                                                  CLASS B
                                                   -----------------------------------------------------------------------------
                                                   PERIOD FROM
                                                    OCTOBER 1,
                                                     2000 TO
                                                    MARCH 31,                    YEAR ENDED SEPTEMBER 30,
                                                      2001          ------------------------------------------------------------
                                                   (UNAUDITED)        2000         1999         1998         1997         1996
                                                    ---------       --------     --------     --------     --------     --------
Net asset value, beginning of period.............   $   19.61       $  17.79     $   6.43     $  16.34     $  15.47     $  14.74
                                                    ---------       --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income..........................         .06            .17          .19          .22          .30          .27
  Net gains (losses) on securities
   (both realized and unrealized)................       (5.16)          2.53         2.28         1.39         2.02         1.56
                                                    ---------       --------     --------     --------     --------     --------
   Total from investment operations..............       (5.10)          2.70         2.47         1.61         2.32         1.83
                                                    ---------       --------     --------     --------     --------     --------
Less distributions:
  Dividends from net investment income...........        (.08)          (.17)        (.19)        (.22)        (.30)        (.25)
  Distributions from capital gains...............       (2.22)          (.71)        (.92)       (1.30)       (1.15)        (.85)
                                                    ---------       --------     --------     --------     --------     --------
   Total distributions...........................       (2.30)          (.88)       (1.11)       (1.52)       (1.45)       (1.10)
                                                    ---------       --------     --------     --------     --------     --------
Net asset value, end of period...................    $  12.21       $  19.61     $  17.79     $  16.43     $  16.34     $  15.47
                                                    =========       ========     ========     ========     ========     ========
Total return (a).................................      (28.02)%        15.51%       15.31%       10.55%       16.02%       13.07%
Net assets, end of period (in thousands).........    $ 18,117       $ 26,938     $ 24,420     $ 17,751     $ 12,556     $  7,860
Ratio of expenses to average
  daily net assets (b)...........................        1.67%(c)       1.86%        1.82%        1.84%        1.90%        1.90%
Ratio of net investment income (loss) to
  average daily net assets (b)...................         .88%(c)        .83%        1.06%        1.32%        1.89%        1.67%
Portfolio turnover rate
  (excluding short-term securities)..............        85.1%         132.0%       100.8%       139.8%       141.4%       140.5%

                                                                                  CLASS C
                                                   -----------------------------------------------------------------------------
                                                   PERIOD FROM
                                                    OCTOBER 1,
                                                     2000 TO
                                                    MARCH 31,                    YEAR ENDED SEPTEMBER 30,
                                                      2001          ------------------------------------------------------------
                                                   (UNAUDITED)        2000         1999         1998         1997         1996
                                                   -----------      --------     --------     --------     --------     --------
Net asset value, beginning of period.............   $   19.49       $  17.69     $  16.34     $  16.27     $  15.43     $  14.74
                                                   -----------      --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income..........................         .06            .17          .19          .24          .28          .28
  Net gains (losses) on securities
   (both realized and unrealized)................       (5.12)          2.51         2.27         1.36         2.01         1.52
                                                   -----------      --------     --------     --------     --------     --------
   Total from investment operations..............       (5.06)          2.68         2.46         1.60         2.29         1.80
                                                   -----------      --------     --------     --------     --------     --------
Less distributions:
  Dividends from net investment income...........        (.08)          (.17)        (.19)        (.23)        (.30)        (.26)
  Distributions from capital gains...............       (2.22)          (.71)        (.92)       (1.30)       (1.15)       (1.85)
                                                   -----------      --------     --------     --------     --------     --------
   Total distributions...........................       (2.30)          (.88)       (1.11)       (1.53)       (1.45)       (1.11)
                                                   -----------      --------     --------     --------     --------     --------
Net asset value, end of period...................   $   12.13       $  19.49     $  17.69     $  16.34     $  16.27     $  15.43
                                                   ===========      ========     ========     ========     ========     ========
Total return (a).................................      (28.04)%        15.38%       15.29%       10.57%       15.87%       12.87%
Net assets, end of period (in thousands).........   $   3,803       $  5,928     $  5,659     $  4,062     $  1,926     $  1,351
Ratio of expenses to average
  daily net assets (b)...........................        1.87%(c)       1.86%        1.82%        1.83%        1.90%        1.90%
Ratio of net investment income (loss) to
  average daily net assets (b)...................         .88%(c)        .83%        1.07%        1.31%        1.88%        1.73%
Portfolio turnover rate
  (excluding short-term securities)..............        85.1%         132.0%       100.8%       139.8%       141.4%       140.5%

--------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser voluntarily waived and absorbed $117,220, and $95,590 in expenses for the period ended March 31, 2001 and the year ended September 30, 2000, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.36%, and1.20%, and the ratio of net investment income to average daily net assets would have been 1.38%, and 1.49%, respectively.
    If Class B and C shares would have been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.11%, and 1.95%, and the ratio of net investment income to average daily net assets would have been .63%, and .72%, respectively.
(c) Adjusted to an annual basis.

                                                           Shareholder Services

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

         THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
           TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                     READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]
                                  ADVANTUS-TM-
                                 FAMILY OF FUNDS

                       SECURIAN FINANCIAL SERVICES, INC.,
                       SECURITIES DEALER, MEMBER NASD/SIPC
                             400 ROBERT STREET NORTH
                             ST. PAUL, MN 55101-2098
                                  1-800-237-1838

SECURIAN FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                                    PRESORTED STANDARD
ST. PAUL, MN 55101-2098                                     U.S. POSTAGE PAID
                                                               ST. PAUL, MN
                                                              PERMIT NO. 3547
ADDRESS SERVICE REQUESTED



F.48638 Rev. 5-2001